[LOGO]

                        PAPP AMERICA-ABROAD FUND, INC.

                                A NO-LOAD FUND



                                 ANNUAL REPORT

                               DECEMBER 31, 1995







                                                        Managed by:
                                                        L. Roy Papp & Associates
                                                        4400 North 32nd Street
                                                        Suite 280
                                                        Phoenix, AZ 85018
                                                        (602)956-1115 Local
                                                        (800)421-4004

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      PAPP AMERICA-ABROAD FUND, INC. AND
                        THE MORGAN STANLEY WORLD INDEX

                             [GRAPH APPEARS HERE]


Years           Papp America-Abroad Fund      Morgan Stanley World Index
-------------------------------------------------------------------------
12/6/91                $10,000                         $10,000
1991                    10,994                          10,720
1992                    11,811                          10,162
1993                    11,801                          12,449
1994                    12,718                          13,084
1995                    17,432                          15,792
-------------------------------------------------------------------------
          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
=========================================================================

*Last year, the Fund's performance was compared to that of the Standard & Poor's 500 Stock Index. However, given the Fund's investment objective and the fact that approximately 50% of the earnings of the companies in its portfolio are derived from foreign sources, and 50% from United States sources, it is believed that a comparison with The Morgan Stanley World Index (which includes approximately 59% foreign companies and 41% U.S. companies) is more appropriate. For the year ended December 31, 1995, on a total return basis, the Fund was +37.1%, the S&P 500 Stock Index was +37.3%, and The World Index was +20.7%.

===================================
AVERAGE ANNUAL TOTAL RETURN
-----------------------------------
                          Since
                 1 Year  Inception
-----------------------------------
Papp-America-    37.05%   14.63%
Abroad Fund
-----------------------------------
Morgan Stanley
World Index      20.70%   11.88%
===================================

                        Papp America-Abroad Fund, Inc.



Dear Fellow Shareholder:

Our Fund had fine results in 1995. On a total return basis, we were up 37.1% for the year. Since inception, a little more than four years ago, we were up 74.2%. As the chart on the opposite page indicates, our long-term performance comfortably exceeds that of the Morgan Stanley World Index against which we compare ourselves.

As you know, our Fund is almost entirely invested in United States companies, a major portion of whose earnings are derived from foreign activities. We believe that well-managed, growth oriented U.S. companies are uniquely suited to successfully compete in the worldwide marketplace. Some, e.g., Coca Cola, Gillette, McDonald's, and Proctor & Gamble, are household names no matter where you happen to live. Others, such as Intel, Hewlett-Packard, Microsoft, and Motorola, are technology powerhouses whose leadership in their various areas of expertise is unquestioned. Most of these companies performed very well last year.

The most important factor in our 1995 performance was that we remained fully invested throughout the year and thus were able to fully participate in the remarkable increase in stock prices. As you may have read in the newspapers, many of the market pundits believed that stock prices would fall sharply and positioned themselves accordingly. We disagreed with that assessment.

In my Views from Camelback Mountain letter dated December 31, 1994, I made the following statement:

     "I believe the economy will show a good steady growth for the next two or three years. Interest rates will be more stable and climb less. I do expect more inflation, but at a moderate rate. I continue to think stocks are attractive for the long run and still offer the best long-term returns."

Even with the Federal Reserve cut in interest rates, I continue to believe that our economy will grow only modestly this year. I think it will be slow with many complaints. We expect next year to be up too, and perhaps a little bit stronger. I am not upset with a small reduction in the budget deficit. I am concerned that a couple years from now inflation will be a little bit higher as will interest rates. The stock market has started the year very strongly, and I feel hopeful that stocks will go up the rest of the year at a modest pace. However, I would be very cautious about cyclical stocks and very long bonds.

                                       Best regards,

                                       /s/ L. Roy Papp
                                       L. Roy Papp, Chairman
                                       February 7, 1996

                              Arthur Andersen LLP



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of the Papp America-Abroad Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of the Papp America-Abroad Fund, Inc. (the Fund) as of December 31, 1995 and 1994, including the schedule of portfolio investments as of December 31, 1995, and the related statements of operations and statements of changes in net assets for the two years then ended, and the financial highlights for the three years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Papp America-Abroad Fund, Inc. for the year ended December 31, 1992, and the period from December 6, 1991 (date of commencement of operations) through December 31, 1991, were audited by other auditors whose report dated January 29, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp America-Abroad Fund, Inc. as of December 31, 1995 and 1994, and the results of its operations and changes in its net assets for the two years then ended and its financial highlights for the three years then ended, in conformity with generally accepted accounting principles.



                                       /s/ Arthur Andersen LLP


Phoenix, Arizona,
 January 19, 1996.

                         PAPP AMERICA-ABROAD FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1995



                                                                              Market
                                                                  Number       Value
                         Common Stocks                           of Shares   (Note 1)
---------------------------------------------------------------  ---------  -----------

INDUSTRIAL SERVICES (13.4%)
 Air Express International
  (Air freight forwarding)                                          30,000   $  690,000
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                  19,000      824,125
 Manpower, Inc.
  (Provider of nongovernment employment services)                   22,500      632,813
                                                                             ----------
                                                                              2,146,938
                                                                             ----------

HEALTHCARE (12.6%)
 Abbott Laboratories
  (Healthcare products)                                             10,900      455,075
 Johnson & Johnson
  (Healthcare products)                                              7,000      599,375
 Merck & Company
  (Ethical drugs and specialty chemicals)                           14,500      953,375
                                                                             ----------
                                                                              2,007,825
                                                                             ----------

FOOD AND BEVERAGE (12.4%)
 CPC International
  (International food processor)                                     9,000      617,625
 Coca Cola Company
  (Dominant international soft drink company)                       11,800      876,150
 International Flavors & Fragrances, Inc.
  (Creator and manufacturer of flavors and fragrances)              10,300      494,400
                                                                             ----------
                                                                              1,988,175
                                                                             ----------

CONSUMER PRODUCTS (12.0%)
 Gillette Company
  (Shaving and personal care)                                       17,000      886,125
 Procter & Gamble Company
  (Household, personal care, and food products)                     10,400      863,200
 Sara Lee Corporation
  (International consumer products)                                  5,000      159,375
                                                                             ----------
                                                                              1,908,700
                                                                             ----------

FINANCIAL SERVICES (10.8%)
 Advance Ross Corporation*
  (Provider of value-added tax refunds)                             31,000      871,875
 State Street Boston Corporation
  (Provider of U.S. and global securities custodial services)       19,000      855,000
                                                                             ----------
                                                                              1,726,875
                                                                             ----------

*Non-income producing security.


         The accompanying notes are an integral part of this schedule.

                         PAPP AMERICA-ABROAD FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1995


                                                                                    Market
                                                                       Number       Value
                     Common Stocks (continued)                        of Shares    (Note 1)
--------------------------------------------------------------------  ---------  ------------

COMPUTERS AND SOFTWARE (9.6%)
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and medical
  electronic equipment)                                                   4,000   $   335,000
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers, and
  memory chips)                                                          12,000       681,000
 Microsoft Corporation*
  (Personal computer software)                                            6,000       526,500
                                                                                  -----------
                                                                                    1,542,500
                                                                                  -----------
RESTAURANTS (5.5%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                                19,400       875,425
                                                                                  -----------

TELECOMMUNICATIONS (5.4%)
 Motorola, Inc.
  (Manufacturer of electronic equipment)                                 15,200       866,400
                                                                                  -----------

ELECTRICAL EQUIPMENT (5.3%)
 Emerson Electric Company
  (Manufacturer of electrical and electronic products and systems)       10,400       850,200
                                                                                  -----------

PUBLISHING (1.7%)
 Reuters Holdings P.L.C.
  (International news agency)                                             5,000       275,625
                                                                                  -----------

ENVIRONMENTAL/RECYCLING (1.1%)
 Intermagnetics General*
  (Manufacturer of superconductive magnetic systems
  and environmentally acceptable refrigerants)                            8,200       172,200
                                                                                  -----------

MISCELLANEOUS (9.5%)
 Mattel, Inc.
  (Toy manufacturer)                                                     27,200       836,400
 Verifone, Inc.*
  (Supplier of transaction automation systems)                           24,000       687,000
                                                                                  -----------
                                                                                    1,523,400
                                                                                  -----------

TOTAL COMMON STOCKS - 99.3%                                                        15,884,263

CASH AND OTHER ASSETS, LESS LIABILITIES - .7%                                         104,004
                                                                                  -----------

NET ASSETS - 100.0%                                                               $15,988,267
                                                                                  ===========

NET ASSET VALUE PER SHARE
 (Based on 970,561 shares outstanding at December 31, 1995)                            $16.47
                                                                                  ===========

*Non-income producing security.

         The accompanying notes are an integral part of this schedule.

                         PAPP AMERICA-ABROAD FUND, INC.


                      STATEMENTS OF ASSETS AND LIABILITIES

                           DECEMBER 31, 1995 AND 1994


                                                            1995         1994
                                                        -----------   -----------

                                     ASSETS

Investment in securities at market value (identified
 cost $10,558,570 and $10,036,727 at December 31,
 1995 and 1994, respectively) (Note 1)                  $15,884,263   $11,401,719
Cash                                                         83,326       125,153
Dividends and interest receivable                            20,678        31,325
Subscription receivable                                           -        15,000
                                                        -----------   -----------

          Total assets                                  $15,988,267   $11,573,197
                                                        ===========   ===========


                                   NET ASSETS

Paid-in capital applicable to 970,561 outstanding
 shares at December 31, 1995 and 945,228
 outstanding shares at December 31, 1994                $10,662,574   $10,237,673
Undistributed net realized loss on investments                    -       (29,468)
Net unrealized gain on investments                        5,325,693     1,364,992
                                                        -----------   -----------

          Net assets                                    $15,988,267   $11,573,197
                                                        ===========   ===========

Net Asset Value Per Share (net assets/share
 outstanding)                                           $     16.47   $     12.24
                                                        ===========   ===========



   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.


                            STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994




                                                         1995         1994
                                                      -----------  -----------

INVESTMENT INCOME:
  Dividends                                            $  201,325   $  214,189
  Interest                                                  7,941        5,289
  Foreign taxes withheld                                   (1,754)      (1,071)
                                                       ----------   ----------

          Total investment income                         207,512      218,407
                                                       ----------   ----------

EXPENSES:
  Management fee (Note 3)                                 137,892      108,170
  Accounting                                                9,700       10,725
  Filing fees                                               4,584        4,127
  Directors' attendance fees                                3,500        4,000
  Custodial                                                 4,963        3,400
  Transfer agent fees                                       2,425        2,287
  Legal                                                     1,118        1,169
  Other fees                                                3,675        3,340
                                                       ----------   ----------

          Total expenses                                  167,857      137,218
                                                       ----------   ----------

  Less fees waived by adviser (Note 3)                          -       (5,750)
                                                       ----------   ----------

          Net expenses                                    167,857      131,468
                                                       ----------   ----------

Net investment income                                      39,655       86,939
                                                       ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Proceeds from sales of securities                     3,627,982    1,857,818
  Cost of securities sold                               3,353,223    1,887,286
                                                       ----------   ----------
  Net realized gain (loss) on investments sold            274,759      (29,468)

  Net change in unrealized gain on investments          3,960,701      763,886
                                                       ----------   ----------

Net realized and unrealized gain on investments         4,235,460      734,418
                                                       ----------   ----------

Net increase in net assets resulting from operations   $4,275,115   $  821,357
                                                       ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.


                      STATEMENTS OF CHANGES IN NET ASSETS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994




                                                             1995          1994
                                                         ------------  ------------

FROM OPERATIONS:
  Net investment income                                   $    39,655   $    86,939
  Net realized gain (loss) on investments sold                274,759       (29,468)
  Net change in unrealized gain on investments              3,960,701       763,886
                                                          -----------   -----------

          Increase in net assets resulting from
           operations                                       4,275,115       821,357
                                                          -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (39,655)      (86,939)
  Net realized gain on investments sold                      (245,291)            -
                                                          -----------   -----------

          Total distributions to shareholders                (284,946)      (86,939)
                                                          -----------   -----------

FROM SHAREHOLDER TRANSACTIONS:
  Proceeds from sale of shares                              1,509,716       877,737
  Net asset value of shares issued to shareholders
   in reinvestment of net investment income and
   net realized gain on investments sold                      277,836        83,389
  Payments for redemption of shares                        (1,362,651)   (1,056,640)
                                                          -----------   -----------

          Increase (decrease) in net assets resulting
           from share transactions                            424,901       (95,514)
                                                          -----------   -----------

Total increase in net assets                                4,415,070       638,904

Net assets at beginning of the year                        11,573,197    10,934,293
                                                          -----------   -----------

Net assets at end of year                                 $15,988,267   $11,573,197
                                                          ===========   ===========



   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.


                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995



(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (A)  INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (B)  FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)  DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

On December 21, 1995, a dividend of approximately $.010567 a share, aggregating $10,435, was declared from net investment income earned during 1995. A distribution was also declared from net realized long-term capital gains of approximately $.256864 a share, aggregating $245,291. The dividend and distribution were paid on December 29, 1995, to shareholders of record on December 20, 1995.

On June 21, 1995, a dividend of approximately $.031 a share, aggregating $29,220, was declared from net investment income earned during 1995. The dividend was paid on June 30, 1995, to shareholders of record on June 20, 1995.

On December 21, 1994, a dividend of approximately $.042853 a share, aggregating $40,799, was declared from net investment income earned during 1994. The dividend was paid on December 30, 1994, to shareholders of record on December 20, 1994.

On June 22, 1994, a dividend of approximately $.0516 a share, aggregating $46,140, was declared from net investment income earned during 1994. The dividend was paid on June 30, 1994, to shareholders of record on June 22, 1994.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date. At December 31, 1994, there was an undistributed net realized loss on investment transactions of $29,468. This loss was offset against the net realized gains which were distributed in 1995.

(3)  TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $5,750 was required in 1994. The Fund incurred fees of $2,425 and $2,287 in 1995 and 1994, respectively, from the manager for its services as shareholder services and transfer agent.

The Fund's independent directors receive $500 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, investment transactions excluding short-term investments were as follows:

                                                  1995        1994
                                               ----------  -----------

          Purchases at cost                    $3,875,066   $1,674,040
          Sales                                 3,627,982    1,857,818

(5)  CAPITAL SHARE TRANSACTIONS:

At December 31, 1995, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                 Proceeds     Shares
                                               ------------  --------
     Year ended December 31, 1995
     Shares issued                             $ 1,509,716   105,481
     Dividends and distributions reinvested        277,836    17,193
     Shares redeemed                            (1,362,651)  (97,341)
                                               -----------   -------

          Net increase                         $   424,901    25,333
                                               ===========   =======

     Year ended December 31, 1994
     Shares issued                             $   877,737    74,866
     Dividends and distributions reinvested         83,389     7,075
     Shares redeemed                            (1,056,640)  (92,075)
                                               -----------   -------

          Net decrease                         $   (95,514)  (10,134)
                                               ===========   =======

(6)  UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                  1995          1994
                                               -----------  ------------

          Market value                         $15,884,263   $11,401,719
          Original cost                         10,558,570    10,036,727
                                               -----------   -----------

               Net unrealized appreciation     $ 5,325,693   $ 1,364,992
                                               ===========   ===========

As of December 31, 1995, gross unrealized gains on investments in which market value exceeded cost totaled $5,328,808 and gross unrealized losses on investments in which cost exceeded market value totaled $3,115.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                                                  Year Ended December 31,                 Period Ended
                                  ------------------------------------------------------  December 31,
                                      1995          1994          1993          1992        1991 (A)
                                  ------------  ------------  -------------  -----------  -------------
Net asset value, beginning
 of period                         $     12.24   $     11.45    $     11.67   $    10.98     $    10.00
Income from investment
 operations:
  Net investment income                    .04           .10            .10          .11            .02
  Net realized and unrealized
   gain (loss) on investments             4.52           .79           (.11)         .71            .98
                                   -----------   -----------    -----------   ----------     ----------

     Total from investment
      operations                          4.56           .89           (.01)         .82           1.00

Less Distributions:
 Dividend from investment
  income                                  (.04)         (.10)          (.09)        (.11)          (.02)
 Distribution of net realized
  gain                                    (.29)            -           (.12)        (.02)             -
                                   -----------   -----------    -----------   ----------     ----------

     Total Distributions                  (.33)         (.10)          (.21)        (.13)          (.02)

Net asset value, end of period     $     16.47   $     12.24    $     11.45   $    11.67     $    10.98
                                   ===========   ===========    ===========   ==========     ==========

     Total return                        37.05%         7.77%         (.08)%        7.44%          9.94%
                                   ===========   ===========    ===========   ==========     ==========

Ratios/Supplemental Data:
 Net assets, end of period         $15,988,267   $11,573,197    $10,934,293   $5,013,407     $1,369,899
 Expenses to average
  net assets (B)                          1.22%         1.25%          1.25%        1.25%          1.25%*
 Net investment income to
  average net assets (C)                  1.50%         2.07%          2.28%        2.28%          4.51%*
 Portfolio turnover rate                 26.65%        16.00%          8.00%       16.00%          0.00%

      *  Annualized
     (A) From the date of commencement of operations (December 6, 1991).
     (B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30%, 1.33%, 3.16% and 2.07% for the years ended December 31, 1994,
         1993, 1992 and the period ended December 31, 1991.
     (C) Computed giving effect to investment adviser's expense limitation undertaking.

                         PAPP AMERICA-ABROAD FUND, INC.

                                   DIRECTORS
          James K. Ballinger                       L. Roy Papp
          Amy S. Clague                            Rosellen C. Papp
          Robert L. Mueller                        Bruce C. Williams
          Harry A. Papp

                                    OFFICERS
          Chairman - L. Roy Papp                   President - Harry A. Papp

                                VICE PRESIDENTS
          Victoria S. Cavallero                    Robert L. Mueller
          George D. Clark, Jr.                     Rosellen C. Papp
          Jeffrey N. Edwards                       Bruce C. Williams
          Robert L. Hawley

                         Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                      Assistant Treasurer - Julie A. Hein

                               INVESTMENT ADVISER
                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115

                                   CUSTODIAN
                        First Interstate Bank of Arizona
                           100 West Washington Street
                            Phoenix, Arizona  85003

                    SHAREHOLDER SERVICES AND TRANSFER AGENT
                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                                 (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS
                              Arthur Andersen LLP
                       2 North Central Avenue, Suite 1000
                            Phoenix, Arizona  85004

                                 LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                            Chicago, Illinois  60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.